UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2013

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900 San Francisco, California	94105
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:   (415) 788-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Financial Statements and Exhibits.

On April 24, 2013, CAI International, Inc. issued a press release reporting its results of operations for the first quarter ended March 31, 2013.  A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1   Press release issued by CAI International, Inc. dated April 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI International, Inc.
(Registrant)

April 24, 2013	/s/ Timothy B. Page
(Date)	Timothy B. Page Chief Financial Officer